Exhibit 99.1

PRESS RELEASE

For Immediate Release

WesBanco, Inc. Completes Acquisition of Premier Financial Corp. and Appoints Directors

WHEELING, W.Va., (February 28, 2025) — WesBanco, Inc. (“WesBanco”) (Nasdaq: WSBC), a diversified, multi-state bank holding company, today announced the successful closing of the previously announced acquisition of Premier Financial Corp. (“Premier”) (Nasdaq: PFC). The holding company closing was promptly followed by the merger of Premier’s subsidiary bank, Premier Bank, with and into Wesbanco’s banking subsidiary, Wesbanco Bank, Inc. (the “Bank”). With the closing of the merger, WesBanco appointed Zahid Afzal, John L. Bookmyer, Louis M. Altman and Lee J. Burdman, formerly directors of Premier, to the WesBanco Board of Directors.

“We are thrilled to announce the successful completion of this acquisition, which brings together two strong, community-focused institutions to create an even more dynamic regional bank well-positioned to support our customers’ unique financial journeys across their consumer, commercial and wealth management needs,” said Jeff Jackson, President and Chief Executive Officer of WesBanco. “We warmly welcome four experienced directors of Premier to our board, as well as the employees, customers and community partners who have contributed to Premier’s past success and will now help build the next chapter in WesBanco’s longstanding legacy of success. Together, we will deliver enhanced financial services with a community focus to help make every market we serve a better place for people and businesses to thrive.”

“We are pleased to welcome Zahid Afzal, John L. Bookmyer, Louise M. Altman and Lee J. Burdman to the WesBanco Board of Directors and are confident their expertise and deep connections in our new markets will enhance our current board. Together, we are committed to delivering value for our stakeholders through the combined strengths of an experienced and knowledgeable board, a seasoned executive management team and dedicated teams deeply committed to ensuring a successful integration and positive customer experience,” said Cristopher Criss, Chairman, WesBanco Board of Directors.

The completed acquisition creates a regional financial services institution with approximately $27 billion in assets, significant economies of scale, and strong pro forma profitability metrics. With complementary and contiguous geographic footprints, the combined company is the 81st largest insured depository organization in the United States and the 8th largest bank in Ohio, based on deposit market share. WesBanco now serves customers through more than 250 financial centers and loan production offices in Indiana, Kentucky, Maryland, Michigan, Ohio, Pennsylvania, Tennessee, Virginia and West Virginia.

With the completion of the acquisition, WesBanco has established a competitive structure that leverages the deep expertise of both legacy WesBanco leaders and Premier talent to enhance customer and community relationships and support long-term growth. This enhanced structure includes a regionalized commercial and consumer banking model that balances strategic oversight with continued strong local leadership and engagement by market presidents.

Former Premier financial centers will continue operating under the Premier Bank name until customer and data conversion occurs in mid-May. At that time, all financial centers of the combined bank will be branded as WesBanco.

About WesBanco, Inc.

With over 150 years as a community-focused, regional financial services partner, WesBanco Inc. (NASDAQ: WSBC) and its subsidiaries build lasting prosperity through relationships and solutions that empower our customers for success in their financial journeys. Customers across our nine-state footprint choose WesBanco for the comprehensive range and personalized delivery of our retail and commercial banking solutions, as well as trust, brokerage, wealth management and insurance services, all designed to advance their financial goals. Through the strength of our teams, we leverage large bank capabilities and local focus to help make every community we serve a better place for people and businesses to thrive. Headquartered in Wheeling, West Virginia, WesBanco has $18.7 billion in total assets, with our Trust and Investment Services holding $6.0 billion of assets under management and securities account values (including annuities) of $1.9 billion through our broker/dealer, as of December 31, 2024. Learn more at www.wesbanco.com and follow @WesBanco on Facebook, LinkedIn and Instagram.

Forward-looking statements in this release relating to the merger between WesBanco and Premier and the parties’ plans, expectations and intentions are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this release should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2024 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WesBanco and Premier may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger of WesBanco and Premier may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and Premier may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; success and timing of other business strategies; extended disruption of vital infrastructure; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

WesBanco Investor Contact:

John H. Iannone

Senior Vice President, Investor Relations

304-905-7021

WesBanco Company Contact:

Alisha Hipwell

Sr. Executive Vice President, Corporate Communications

Alisha.Hipwell@wesbanco.com

304-234-9230

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